EXECUTION VERSION Error! Unknown document property name. AMENDMENT NO. 5 TO LOAN AND SECURITY AGREEMENT, (this “Amendment”) dated as of October 10, 2025, among NMF SLF I SPV, L.L.C., a Delaware limited liability company, as the borrower (the “Borrower”), NEW MOUNTAIN FINANCE ADVISERS, L.L.C., a Delaware limited liability company, as the collateral manager (the “Collateral Manager”), NMF SLF I, INC., a Maryland Corporation, as the equityholder (the “Equityholder”) and WELLS FARGO BANK, NATIONAL ASSOCIATION, as the administrative agent (in such capacity, the “Administrative Agent”) and as a lender (in such capacity, a “Lender”). WHEREAS, the Borrower, the Collateral Manager, the Equityholder, the Administrative Agent, the Lender, the other Lenders party from time to time thereto, NMF SLF I, INC., as the seller, Wells Fargo Bank, National Association, as the swingline lender, and Wells Fargo Bank, National Association, as the Collateral Custodian are parties to the Loan and Security Agreement, dated as of December 23, 2020 (as amended from time to time prior to the date hereof, the “LSA”), providing, among other things, for the making and the administration of the Advances by the lenders to the Borrower; and WHEREAS, the Borrower, the Collateral Manager, the Equityholder, the Administrative Agent and the Lender desire to amend the LSA in accordance with Section 12.1 thereof and subject to the terms and conditions set forth herein. NOW THEREFORE, in consideration of the foregoing premises and the mutual agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows: ARTICLE I Definitions SECTION 1.1. Defined Terms. Terms used but not defined herein have the respective meanings given to such terms in the LSA. ARTICLE II Amendments SECTION 2.1. As of the date of this Amendment, the LSA is hereby amended to delete the stricken text (indicated textually in the same manner as the following example: stricken text) and to add the bold and double-underlined text (indicated textually in the same manner as the following example: bold and double-underlined text) as set forth on the pages of the LSA attached as Appendix A hereto. Error! Unknown document property name. 2 ARTICLE III Representations and Warranties SECTION 3.1. The Borrower and the Collateral Manager hereby represent and warrant to the Administrative Agent and the Lender that, as of the date first written above, (i) no Default or Event of Default has occurred and is continuing and (ii) the representations and warranties of the Borrower and the Collateral Manager contained in the LSA are true and correct in all material respects on and as of such day (other than any representation and warranty that is made as of a specific date). ARTICLE IV Conditions Precedent SECTION 4.1. This Amendment shall become effective as of the date first written above so long as the following conditions are satisfied: (a) the execution and delivery of this Amendment by each party hereto; (b) the Administrative Agent’s receipt of a legal opinion of Dechert LLP counsel to the Borrower in form and substance reasonably satisfactory to the Administrative Agent covering such matters as the Administrative Agent may reasonably request; (c) the Administrative Agent’s receipt of a good standing certificate of the Borrower and the Collateral Manager issued by Secretary of State of the State of Delaware and a certified copy of the resolutions of the board of directors of the Collateral Manager approving this Amendment and the transactions contemplated hereby, certified by an authorized officer (or similar) of the Equityholder; and (d) the Borrower shall have paid to the Administrative Agent, in immediately available funds for its own account, any fees (including reasonable and documented fees, disbursements and other charges of counsel to the Administrative Agent) to be received on the date hereof. ARTICLE V Miscellaneous SECTION 5.1. Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. SECTION 5.2. Severability Clause. In case any provision in this Amendment shall be invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby. Error! Unknown document property name. 3 SECTION 5.3. Ratification. Except as expressly amended hereby, the LSA is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. This Amendment shall form a part of the LSA for all purposes. SECTION 5.4. Counterparts. The parties hereto may sign one or more copies of this Amendment in counterparts, all of which together shall constitute one and the same agreement. Delivery of an executed signature page of this Amendment by facsimile or email transmission shall be effective as delivery of a manually executed counterpart hereof. This Amendment shall be valid, binding, and enforceable against a party when executed and delivered by an authorized individual on behalf of the party by means of (i) an original manual signature; (ii) a faxed, scanned, or photocopied manual signature, or (iii) any other electronic signature permitted by the federal Electronic Signatures in Global and National Commerce Act, state enactments of the Uniform Electronic Transactions Act, and/or any other relevant electronic signatures law, including any relevant provisions of the UCC (collectively, “Signature Law”), in each case to the extent applicable. Each faxed, scanned, or photocopied manual signature, or other electronic signature, shall for all purposes have the same validity, legal effect, and admissibility in evidence as an original manual signature. Each party hereto shall be entitled to conclusively rely upon, and shall have no liability with respect to, any faxed, scanned, or photocopied manual signature, or other electronic signature, of any other party and shall have no duty to investigate, confirm or otherwise verify the validity or authenticity thereof. For the avoidance of doubt, original manual signatures shall be used for execution or indorsement of writings when required under the UCC or other Signature Law due to the character or intended character of the writings. SECTION 5.5. Headings. The headings of the Articles and Sections in this Amendment are for convenience of reference only and shall not be deemed to alter or affect the meaning or interpretation of any provisions hereof. SECTION 5.6. Collateral Custodian Direction. By its execution hereof the Administrative Agent hereby authorizes and directs the Collateral Custodian to execute and deliver this Amendment on the date hereof, acknowledges and agrees that the Collateral Custodian shall be fully protected in relying upon the foregoing consent and direction and hereby releases the Collateral Custodian from any liability in complying with such direction. In executing and delivering this Amendment, the Collateral Custodian shall be afforded all of the rights, privileges, immunities and indemnities afforded to it under the LSA as if such rights, privileges, immunities and indemnities were set forth herein; provided that such rights, privileges, immunities and indemnities shall be in addition to, and not in limitation of, any such rights, privileges, immunities and indemnities set forth in this Amendment. [Signature Page to Amendment No. 5 to Loan and Security Agreement (SLF I)] IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above. NMF SLF I SPV, L.L.C., as the Borrower By: New Mountain Finance Advisers, L.L.C., its manager By: ____________________________________ Name: Kris E. Corbett Title: Chief Financial Officer and Treasurer

[Signature Page to Amendment No. 5 to Loan and Security Agreement (SLF I)] NEW MOUNTAIN FINANCE ADVISERS, L.L.C., as Collateral Manager By: ____________________________________ Name: Kris E. Corbett Title: Chief Financial Officer [Signature Page to Amendment No. 5 to Loan and Security Agreement (SLF I)] NMF SLF I, INC., as the Equityholder By: ____________________________________ Name: Kris E. Corbett Title: Chief Financial Officer and Treasurer [Signature Page to Amendment No. 5 to Loan and Security Agreement (SLF I)] WELLS FARGO BANK, NATIONAL ASSOCIATION, as the Administrative Agent By: __________________________________ Name: Title: R. Beale Pope Managing Director [Signature Page to Amendment No. 5 to Loan and Security Agreement (SLF I)] WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender By: __________________________________ Name: Title: R. Beale Pope Managing Director

APPENDIX A EXECUTION VERSION CONFORMED THROUGH FOURTHFIFTH AMENDMENT DATED NOVEMBER 1OCTOBER 10, 20242025 U.S. $700,000,000 LOAN AND SECURITY AGREEMENT by and among NEW MOUNTAIN FINANCE ADVISERS, L.L.C., as the Collateral Manager NMF SLF I SPV, L.L.C., as the Borrower NMF SLF I, INC., as the Equityholder and as the Seller EACH OF THE LENDERS FROM TIME TO TIME PARTY HERETO, as the Lenders WELLS FARGO BANK, NATIONAL ASSOCIATION, as the Swingline Lender WELLS FARGO BANK, NATIONAL ASSOCIATION, as the Administrative Agent and WELLS FARGO BANK, NATIONAL ASSOCIATION, as the Collateral Custodian Dated as of December 23, 2020 USActive 55525956.20USActive 55525956.21 “Anti-Money Laundering Laws”: Applicable Laws in any jurisdiction in which the Borrower, the Collateral Manager, the Equityholder, the Seller or any of their respective Subsidiaries is located or doing business that relates to money laundering or terrorism financing, any predicate crime to money laundering, or any financial record keeping and reporting requirements related thereto. “Applicable Law”: For any Person or property of such Person, all existing and future laws, rules, regulations (including proposed, temporary and final tax regulations), statutes, treaties, codes, ordinances, permits, certificates, licenses and orders of, and interpretations by, any Governmental Authority which are applicable to such Person or property (including, without limitation, predatory lending laws, usury laws, the Dodd-Frank Wall Street Reform and Consumer Protection Act, the Federal Truth in Lending Act, and Regulation Z and Regulation B of the Board of Governors of the Federal Reserve System), and applicable judgments, decrees, injunctions, writs, awards or orders of any court, arbitrator or other administrative, judicial, or quasi-judicial tribunal or agency of competent jurisdiction. “Applicable Spread”: A rate per annum equal to 2.051.80%; provided that the “Applicable Spread” shall be 4.053.80% after the occurrence and during the continuance of an Event of Default. “Approval Notice”: A notice substantially in the form of Exhibit A-5 attached hereto, executed by the Administrative Agent, evidencing the approval of the Administrative Agent, in its sole discretion in accordance with clause (B) of the definition of “Eligible Loan”, of the Loans to be added to the Collateral. “Approved Broker Dealer”: (a) Each broker dealer listed on part I of Schedule II hereto and (b) any other financial institution designated as an “Approved Broker Dealer” by the Collateral Manager and reasonably acceptable to the Administrative Agent. “Approved Valuation Firm”: (a) Each valuation firm listed on part II of Schedule II hereto and (b) any other financial institution designated as an “Approved Valuation Firm” by the Collateral Manager and reasonably acceptable to the Administrative Agent. “Asset Rejection Percentage”: The ratio of (a)(i) the number of Partially Eligible Loans submitted by the Borrower to the Administrative Agent to be included in the Collateral which are rejected by the Administrative Agent pursuant to clause (B) of the definition of “Eligible Loan” plus (ii) the number of Eligible Loans which are given an Assigned Value of less than 50% of their respective Purchase Price by the Administrative Agent pursuant to clause (a)(iii) of the definition of “Assigned Value” to (b) the total number of Partially Eligible Loans submitted by the Borrower to the Administrative Agent to be included in the Collateral; provided that, until fifteen (15) Partially Eligible Loans have been submitted to the Administrative Agent by the Borrower, the Asset Rejection Percentage shall be zero. “Assigned Value”: USActive 55525956.20USActive 55525956.21 4 “Collection Account”: Collectively, the Interest Collection Account and the Principal Collection Account. “Collection Period”: With respect to the first Payment Date, the period from and including the Closing Date to and including the Determination Date immediately preceding the first Payment Date; and thereafter, the period from but excluding the Determination Date immediately preceding the previous Payment Date to and including the Determination Date immediately preceding the current Payment Date (or, in the case of the final Payment Date, to and including such Payment Date). “Collections”: All cash collections and other cash proceeds of any Collateral, including, without limitation or duplication, any Interest Collections, Principal Collections, collections on Permitted Investments or other amounts received in respect thereof (but excluding any Excluded Amounts). “Commitment”: With respect to each Lender, the commitment of such Lender to make Advances in accordance herewith in an amount up to (a) prior to the earlier to occur of the Revolving Period End Date or the Termination Date, the dollar amount set forth opposite such Lender’s name on Annex B hereto or the amount set forth as such Lender’s “Commitment” on Schedule I to the Joinder Supplement relating to such Lender, as such amounts may be reduced, increased or assigned from time to time pursuant to the terms of this Agreement, and (b) on or after the earlier to occur of the Revolving Period End Date or the Termination Date, zero. “Commitment Reduction Fee”: With respect to any reduction of the Facility Amount pursuant to Section 2.3(a), an amount equal to the product of (i) the amount of such reduction multiplied by (ii) the applicable Commitment Reduction Percentage. “Commitment Reduction Percentage”: On any date (a) on or prior to the second anniversary of the FourthFifth Amendment Closing Date, the Asset Rejection Percentage is less than or equal to 50%, and (i) if such date is on or prior to the first anniversary of the FourthFifth Amendment Closing Date, 2.00% or (ii) if such date is after the first anniversary of the FourthFifth Amendment Closing Date, a percentage equal to the product of (x) the number of days remaining until the two-year anniversary of the FourthFifth Amendment Closing Date divided by 365 and (y) 1.00% and (b) where either the Asset Rejection Percentage is greater than 50% or such date is after the second anniversary of the FourthFifth Amendment Closing Date, zero percent. “Conforming Changes”: With respect to the use or administration of Daily Simple SOFR or the use, administration, adoption or implementation of any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “Base Rate,” the definition of “Business Day,” the definition of “Accrual Period” or any similar or analogous definition (or the addition of a concept of “interest period”), timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, the applicability and length of lookback periods, the applicability of Section 2.12 and other technical, administrative or operational matters) that the Administrative Agent decides (in consultation with the Borrower) may be appropriate to reflect the adoption and implementation of any such rate or to permit the use and administration thereof USActive 55525956.20USActive 55525956.21 14

Secured Party, as applicable, has agreed to maintain the confidentiality of such information in accordance with the provisions of such Underlying Instruments; (s) such Loan requires (i) periodic payments of accrued and unpaid interest in cash (x) in a minimum amount of (A) if such Loan has a floating interest rate based on the applicable interest rate index (including Partial PIK Loans), such applicable interest rate index plus 2.252.15% per annum, (B) if such Loan has a floating interest rate based on the Prime Rate, the Prime Rate or (C) if such Loan has a fixed interest rate, 66.0% per annum and (y) on a current basis no less frequently than quarterly and (ii) a fixed amount of principal payable in cash no later than its stated maturity; (t) if such Loan is a registration-required obligation within the meaning of Section 163(f)(2) of the Code, such Loan is Registered; (u) such Loan is not a participation interest; (v) all information provided by the Borrower or the Collateral Manager with respect to the Loan is true, correct and complete in all material respects as of the date such information is provided; (w) such Loan (A) is not an Equity Security and (B) does not provide for the conversion or exchange into an Equity Security at any time on or after the date it is included as part of the Collateral; (x) such Loan does not constitute Margin Stock; (y) unless such Loan is a Delayed Draw Loan or a Revolving Loan, such Loan does not require the Borrower to make advances in respect of such Loan at any time after the Borrower’s purchase of such Loan; provided that, if such Loan is a Delayed Draw Loan or a Revolving Loan, the acquisition of such Loan would not cause (A) the aggregate Unfunded Exposure Amount of all Loans that would qualify as a Delayed Draw Loan and (B) the sum of the OLBs plus the aggregate Unfunded Exposure Amount of all Loans that would qualify as a Revolving Loan to exceed the greater of (i) 10% of the Aggregate OLB plus the Aggregate Unfunded Exposure Amount as of such date and (ii) the applicable amount set forth in Annex C; (z) such Loan shall not cause the aggregate OLBs of all Loans with respect to which the related Obligor is not domiciled, organized or incorporated in the United States or any State or territory thereof or Canada to exceed the greater of (i) 10% of the Aggregate OLB as of such date and (ii) the applicable amount set forth in Annex C; (aa) such Loan shall not cause the aggregate OLBs of all Loans that are fixed rate loans to exceed the greater of (i) 10% of the Aggregate OLB as of such date and (ii) the applicable amount set forth in Annex C; (bb) if such Loan is a Partial PIK Loan, the Weighted Average Spread Test has been satisfied as of the date of acquisition of such Partial PIK Loan; USActive 55525956.20USActive 55525956.21 20 “Facility Amount”: $700,000,000; provided that on or after the earlier to occur of the Revolving Period End Date or the Termination Date, the Facility Amount shall mean the Advances Outstanding. “Facility Maturity Date”: The two-year anniversary of the Revolving Period End Date. “FATCA”: Sections 1471 through 1474 of the Code, as in effect on the Closing Date (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof, any agreements entered into pursuant to Section 1471(b)(1) of the Code and any fiscal or regulatory legislation, rules or practices adopted pursuant to any intergovernmental agreements (or related legislation or official administrative rules or practices) implementing the foregoing. “FDIC”: The Federal Deposit Insurance Corporation, and any successor thereto. “Federal Funds Rate”: For any day, a per annum rate equal to the weighted average of the overnight federal funds rates as in Federal Reserve Board Statistical Release H.15(519) or any successor or substitute publication selected by the Administrative Agent for such day (or, if such day is not a Business Day, for the next preceding Business Day), or, if for any reason such rate is not available on any day, the rate determined, in the sole discretion of the Administrative Agent, to be the rate at which overnight federal funds are being offered in the national federal funds market at 9:00 a.m. on such day. “Fifth Amendment Closing Date”: October 10, 2025. “Financial Asset”: The meaning specified in Section 8-102(a)(9) of the UCC. “Financial Sponsor”: Any Person, including any Subsidiary of such Person, whose principal business activity is acquiring, holding, and selling investments (including controlling interests) in otherwise unrelated companies that each are distinct legal entities with separate management, books and records and bank accounts, whose operations are not integrated with one another and whose financial condition and creditworthiness are independent of the other companies so owned by such Person. “First Lien Loan”: A Loan that (i) is not (and cannot by its terms become) subordinate in right of payment to any obligation of the Obligor in any bankruptcy, reorganization, arrangement, insolvency, moratorium or liquidation proceedings, (ii) is secured by a pledge of collateral, which security interest is validly perfected and first priority (subject to Liens permitted under the related Underlying Instruments that are reasonable and customary for similar loans, and Liens accorded priority by law in favor of the United States or any state or agency thereof) under Applicable Law and (iii) the Collateral Manager determines in good faith that the value of the collateral securing the Loan on or about the time of origination equals or exceeds the outstanding principal balance of the Loan plus the aggregate outstanding balances of all other loans of equal or higher seniority secured by the same collateral. “First Out Attachment Ratio”: With respect to any Eligible Loan, as of any date of determination, an amount equal to the “senior net leverage ratio” or any comparable term relating to any “first out” senior secured Indebtedness in the Underlying Instruments for such Loan; USActive 55525956.20USActive 55525956.21 23 “Officer’s Certificate”: A certificate signed by a Responsible Officer of the Person providing the applicable certification, as the case may be. “OLB”: For any Loan as of any date of determination, an amount equal to the product of (x) the Assigned Value of such Loan as of such date of determination, and (y) the principal balance of such Loan outstanding as of such date of determination. “Operating Lease Implementation”: The implementation by an Obligor of IFRS 16/ASC 842. “Opinion of Counsel”: A written opinion of counsel, which opinion and counsel are acceptable to the Administrative Agent in its sole discretion. “Original Cash Interest Coverage Ratio”: With respect to any Loan, the Cash Interest Coverage Ratio for such Loan on the date of the related Approval Notice. “Original Net Senior Leverage Ratio”: With respect to any Loan, the Net Senior Leverage Ratio for such Loan on the date of the related Approval Notice. “Original Total Leverage Ratio”: With respect to any Loan, the Total Leverage Ratio for such Loan on the date of the related Approval Notice. “Other Connection Taxes”: With respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Tax (other than connections arising from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Transaction Document, or sold or assigned an interest in any Advance or Transaction Document). “Other Taxes”: All present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Transaction Document or any other document providing liquidity support, credit enhancement or other similar support to the Lenders in connection with this Agreement or the funding or maintenance of Advances hereunder, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment made pursuant to a request by the Borrower). “Partial PIK Loan”: A Loan which at the time of contribution to the Borrower (i) allows for any portion of the interest accrued for a specified period of time or until the maturity thereof is, at the option of the Obligor or pursuant to conditions specified (in each case, under the related loan agreement and without default), added to the principal balance of such Loan or otherwise deferred rather than being paid in cash and (ii) a portion of interest accruing thereon is contractually required to be paid in cash and such cash interest accrues at a rate equal to or in excess of (a) the applicable interest rate index plus 2.252.15% if such Loan is a floating rate loan pursuant to the loan agreement for such Loan, (b) the applicable prime rate if such Loan is a floating rate loan with an interest rate based on the applicable prime rate, and (c) 6.00% if such Loan is a fixed rate loan; provided that, any Partial PIK Loan that is a floating rate loan and has a USActive 55525956.20USActive 55525956.21 34 minimum contractual cash coupon of not less than the applicable interest rate index plus 4.00% shall not be considered a Partial PIK Loan for purposes of Eligible Loan criteria clause (bb) of the definition of “Eligible Loan”. “Partially Eligible Loan”: Any Loan which meets each of the criteria listed in the definition of “Eligible Loan” other than clause (B) of such definition, whether or not rejected by the Administrative Agent pursuant to such clause (B). “Participant Register”: The meaning specified in Section 12.16(b). “Payment Date”: The sixth Business Day of each calendar month or, if such day is not a Business Day, the next succeeding Business Day, commencing in April 2021. “Payment Duties”: The meaning specified in Section 7.2(b)(vii). “Payment Recipient”: The meaning specified in Section 11.10(a). “Permitted Investments”: Negotiable instruments or securities or other investments (which may include obligations, deposits, instruments, investments and securities of or with the Collateral Custodian or any Affiliate of the Collateral Custodian, or of or with issuers for which the Collateral Custodian or an Affiliate of the Collateral Custodian provides services or receives compensation) that (i) except in the case of time deposits and investments in money market funds, are represented by instruments in registered form or ownership of which is represented by book entries by a Clearing Agency or by a Federal Reserve Bank in favor of depository institutions eligible to have an account with such Federal Reserve Bank who hold such investments on behalf of their customers, (ii) as of any date of determination, mature by their terms on or prior to the Business Day preceding the next Payment Date, (iii) have payments thereon to the Borrower that are not subject to any withholding tax unless the obligor thereon is required under the terms of the related Underlying Instrument to make “gross-up” payments that cover the full amount of such withholding tax on an after-tax basis and (iv) evidence: (a) direct obligations of, and obligations fully guaranteed as to full and timely payment by, the United States (or by any agency thereof to the extent such obligations are backed by the full faith and credit of the United States); (b) demand deposits, time deposits or certificates of deposit of depository institutions or trust companies incorporated under the laws of the United States or any state thereof and subject to supervision and examination by federal or state banking or depository institution authorities; provided that, at the time of the Borrower’s investment or contractual commitment to invest therein, the commercial paper, if any, and short-term unsecured debt obligations (other than such obligation whose rating is based on the credit of a Person other than such institution or trust company) of such depository institution or trust company shall have a credit rating from any Rating Agency in the Highest Required Investment Category granted by such Rating Agency; USActive 55525956.20USActive 55525956.21 35

(or any domestic branch of a foreign bank), (i)(a) that has either (1) a long-term unsecured debt rating of “A” or better by S&P and “A2” or better by Moody’s or (2) a short-term unsecured debt rating or certificate of deposit rating of “A-1” or better by S&P or “P-1” or better by Moody’s, (b) the parent corporation of which has either (1) a long-term unsecured debt rating of “A” or better by S&P and “A2” or better by Moody’s or (2) a short-term unsecured debt rating or certificate of deposit rating of “A-1” or better by S&P and “P-1” or better by Moody’s or (c) is otherwise acceptable to the Administrative Agent and (ii) the deposits of which are insured by the FDIC. “Rating Agency”: Each of S&P, Fitch and Moody’s. “Recipient”: (a) The Administrative Agent, and (b) any Lender, as applicable. “Recurring Revenue”: With respect to any Recurring Revenue Loan, the meaning of “Recurring Revenue” or any comparable definition in the related Underlying Instruments relating to recurring maintenance or support revenues, subscription revenues, and recurring revenues attributable to software licensed or sold (excluding one-time license revenues) in the Underlying Instruments for such Loan. “Recurring Revenue Loan”: A Loan that (i) has a related Obligor organized under the law of the United States and is denominated in Dollars, (ii) is secured by a pledge of collateral, which security interest is validly perfected and first priority under Applicable Law, (iii) has a related Obligor that is principally engaged in an enterprise software business that derives revenue primarily under contractual agreements and/or selling software as a service, (iv) is structured or underwritten based on a multiple of the related Obligor’s Recurring Revenue, and (v) that contains a Recurring Revenue Loan Covenant Flip Scheduled Date (which date is no later than the 3 year anniversary of the date on which the Borrower acquired such Loan); provided that the Administrative Agent may re-designate such Loan as a First Lien Loan or a Second Lien Loan in its sole discretion if the recurring revenue covenants in the related Underlying Instruments are replaced (whether by amendment or by operation of such Underlying Instruments) with traditional cash flow leverage lending covenants (such as those based on total leverage, senior leverage, and interest coverage) (a “Recurring Revenue Reclassification Date”). For any Loan subject to a Recurring Revenue Reclassification Date, any references to the Senior Leverage Ratio, Interest Coverage Ratio and the Assigned Value as of the date on which such Loan was acquired by the Borrower shall be deemed to be determined by the Administrative Agent in its sole discretion as of the Recurring Revenue Reclassification Date. “Recurring Revenue Loan Cash Liquidity Amount”: With respect to any Recurring Revenue Loan, the meaning of “Unrestricted Cash” or any comparable definition in the Related Underlying Instruments, or, if no such definition is defined in such Underlying Instruments, all cash available for use for general corporate purposes and not held in any reserve account or legally or contractually restricted for any particular purposes or subject to any Lien (other than blanket liens permitted under or granted in accordance with such Underlying Instruments); provided that cash held in reserve accounts for the purpose of meeting interest payments on indebtedness may be included at the sole discretion of the Administrative Agent. USActive 55525956.20USActive 55525956.21 38 administration of this Agreement and also, with respect to a particular matter, any other duly authorized officer, administrative manager or managing member of such Person to whom such matter is referred because of such officer’s knowledge of and familiarity with the particular subject. “Restricted Payment”: (i) Any dividend or other distribution, direct or indirect, on account of any class of membership interests of the Borrower now or hereafter outstanding, except a dividend paid solely in interests of that class of membership interests or in any junior class of membership interests of the Borrower; (ii) any redemption, retirement, sinking fund or similar payment, purchase or other acquisition for value, direct or indirect, of any class of membership interests of the Borrower now or hereafter outstanding, and (iii) any payment made to redeem, purchase, repurchase or retire, or to obtain the surrender of, any outstanding warrants, options or other rights to acquire membership interests of the Borrower now or hereafter outstanding. “Revenue Recognition Implementation”: The implementation by an Obligor of IFRS 15/ASC 606. “Review Criteria”: The meaning specified in Section 7.2(b)(i). “Revolving Loan”: Any Loan (other than a Delayed Draw Loan, but including funded and unfunded portions of revolving credit lines and letter of credit facilities, unfunded commitments under specific facilities and other similar loans and investments) that under the Underlying Instruments relating thereto may require one or more future advances to be made to the Obligor by the Borrower. “Revolving Period”: The period commencing on the Closing Date and ending on the day preceding the earlier to occur of (a) the Revolving Period End Date, (b) the date on which the “investment period” of the Equityholder ends or (c) the Termination Date. “Revolving Period End Date”: The earlier to occur of (a) the three (3) year anniversary of the FourthFifth Amendment Closing Date (as such date may be extended pursuant to Section 2.3(c)) and (b) the Revolving Period Termination Date. “Revolving Period Termination Date”: The date of the declaration of the Termination Date pursuant to Section 9.2(a). “S&P”: S&P Global Ratings (or its successors in interest). “Sale Agreement”: The Loan Sale Agreement, dated as of the Closing Date, between the Seller, as seller, and the Borrower, as purchaser, as the same may be amended, modified, waived, supplemented or restated from time to time. “Sale Proceeds”: With respect to any Loan, all proceeds received as a result of the sale of such Loan, net of all out-of-pocket expenses of the Borrower, the Collateral Manager and the Collateral Custodian incurred in connection with any such sale. USActive 55525956.20USActive 55525956.21 41 “Unadjusted Benchmark Replacement”: The applicable Benchmark Replacement excluding the related Benchmark Replacement Adjustment. “Uncertificated Security”: The meaning specified in Section 8-102(a)(l818) of the UCC. “Underlying Assets”: With respect to a Loan, any property or other assets designated and pledged as collateral to secure repayment of such Loan, including, without limitation, to the extent provided for in the relevant Underlying Instruments, a pledge of the stock, membership or other ownership interests in the related Obligor and all Proceeds from any sale or other disposition of such property or other assets. “Underlying Assignment Agreement”: Any assignment and acceptance, assignment and assumption, joinder or other assignment agreement, the form of which is specified under the applicable Underlying Instruments for use when assigning the related Loan. “Underlying Instruments”: The loan agreement, credit agreement, indenture or other agreement pursuant to which a Loan or Permitted Investment has been issued or created and each other agreement that governs the terms of or secures the obligations represented by such Loan or Permitted Investment or of which the holders of such Loan or Permitted Investment are the beneficiaries. “United States”: The United States of America. “Unfunded Exposure Account”: A Securities Account created and maintained on the books and records of the Collateral Custodian entitled “Unfunded Exposure Account” in the name of the Borrower and subject to the Lien of the Administrative Agent for the benefit of the Secured Parties. “Unfunded Exposure Amount”: On any date of determination, with respect to any Loan, the aggregate amount (without duplication) of all (i) unfunded commitments and (ii) all standby or contingent commitments associated with such Loan. “Unfunded Exposure Equity Amount”: On any date of determination, an amount equal to the sum, for each Loan, of (a) the Unfunded Exposure Amount for such Loan minus (b) the product of (i) the Unfunded Exposure Amount for such Loan, (ii) the Advance Rate for such Loan and (iii) the Assigned Value of such Loan. “Unrestricted Cash”: The meaning of “Unrestricted Cash” or any comparable definition in the Underlying Instruments for each Loan, and in any case that “Unrestricted Cash” or such comparable definition is not defined in such Underlying Instruments, all cash available for use for general corporate purposes and not held in any reserve account or legally or contractually restricted for any particular purposes or subject to any lien (other than blanket liens permitted under or granted in accordance with such Underlying Instruments), as reflected on the most recent financial statements of the relevant Obligor that have been delivered to the Borrower. “Unused Facility Amount”: At any time, (a) the Facility Amount minus (b) the Advances Outstanding at such time. USActive 55525956.20USActive 55525956.21 45 “USA Patriot Act”: The Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, Public Law 107-56. “U.S. Government Securities Business Day” means any: Any day except for (a) a Saturday, (b) a Sunday or (c) a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities. “U.S. Person”: Any Person that is a “United States person” as defined in Section 7701(a)(30) of the Code. “U.S. Special Resolution Regime”: Each of (i) the Federal Deposit Insurance Act and the regulations promulgated thereunder and (ii) Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the regulations promulgated thereunder. “U.S. Tax Compliance Certificate”: The meaning assigned to such term in Section 2.13(g). “Value Adjustment Event”: With respect to any Loan, the occurrence of any one or more of the following events after the related Funding Date: (a) (i) solely with respect to any First Lien Loan, the Net Senior Leverage Ratio for any Relevant Test Period of the related Obligor with respect to such Loan is (A) greater than 3.50 to 1.00 and (B) greater than 0.75 higher than the Original Net Senior Leverage Ratio and (ii) solely with respect to any Second Lien Loan, the Total Leverage Ratio is (A) greater than 4.00 to 1.00 and (B) greater than 0.75 higher than the Original Total Leverage Ratio; provided that in connection with any Revenue Recognition Implementation or any Operating Lease Implementation, the Administrative Agent may retroactively adjust the Net Senior Leverage Ratio or the Total Leverage Ratio for any Loan as determined on the related Funding Date; (b) the Cash Interest Coverage Ratio for any Relevant Test Period of the related Obligor with respect to such Loan is (i) less than 1.50 to 1.00 and (ii) less than 85% of the Original Cash Interest Coverage Ratio (or, if applicable, the Cash Interest Coverage Ratio as of the related Recurring Revenue Reclassification Date); provided that in connection with any Revenue Recognition Implementation or any Operating Lease Implementation, the Administrative Agent may retroactively adjust the Cash Interest Coverage Ratio for any Loan as determined on the related Funding Date; (c) solely with respect to Recurring Revenue Loans, the Recurring Revenue Loan Gross Leverage Ratio with respect to such Eligible Loan increases by greater than 10.0% from such ratio at the time the asset was first acquired by the Borrower; (d) solely with respect to Recurring Revenue Loans, either (i) the recurring revenue covenants for such Eligible Loan fail to be replaced with traditional cash flow leverage lending covenants by the Recurring Revenue Loan Covenant Flip Scheduled Date or (ii) the Recurring Revenue Loan Covenant Flip Scheduled Date is extended; USActive 55525956.20USActive 55525956.21 46 written notice setting forth in reasonable detail the nature of such facts and circumstances. In particular, but without limiting the foregoing, the Borrower shall notify the Administrative Agent in the manner set forth in the preceding sentence before any Funding Date of any facts or circumstances within the knowledge of the Borrower which would render any of the said representations and warranties untrue as of such Funding Date; (iii) [Reserved.]. (iv) Proceedings. As soon as possible and in any event within three (3) Business Days after an executive officer of the Borrower receives notice or obtains knowledge thereof, notice of any settlement of, material judgment (including a material judgment with respect to the liability phase of a bifurcated trial) in or commencement of any material labor controversy, material litigation, material action, material suit or material proceeding before any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, affecting the Collateral, the Transaction Documents, the Secured Parties’ interest in the Collateral, or the Borrower, the Collateral Manager or the Equityholder; provided that, notwithstanding the foregoing, any settlement, judgment, labor controversy, litigation, action, suit or proceeding affecting the Collateral, the Transaction Documents, the Secured Parties’ interest in the Collateral, or the Borrower, the Collateral Manager or the Equityholder in excess of $1,000,000 shall be deemed to be material for purposes of this Section 5.1(n); (v) Notice of Certain Events. Promptly upon becoming aware thereof, notice of (1) any Collateral Manager Default, (2) any Value Adjustment Event, (3) any Change of Control, (4) any other event or circumstance that could reasonably be expected to have a Material Adverse Effect, (5) any event or circumstance whereby any Loan which was included in the latest calculation of the Borrowing Base as an Eligible Loan shall fail to meet one or more of the criteria (other than criteria waived by the Administrative Agent on or prior to the related Purchase Date in respect of such Loan) listed in the definition of “Eligible Loan”, and (6) of the occurrence of any event of default by an Obligor on any Loan (after giving effect to any grace period under the related Underlying Instruments); (vi) Organizational Changes. As soon as possible and in any event within fifteen (15) Business Days after the effective date thereof, notice of any change in the name, jurisdiction of organization, organizational structure or location of records of the Borrower or the Equityholder; provided that, the Borrower agrees not to effect or permit any change referred to in the preceding sentence unless all filings have been made under the UCC or otherwise that are required in order for the Administrative Agent to continue at all times following such change to have a valid, legal and perfected security interest in all the Collateral; (vii) Accounting Changes. As soon as possible and in any event within three (3) Business Days after the effective date thereof, notice of any material change in the accounting policies of the Borrower; and (viii) Removal and Resignation of Independent Manager. No less than five (5) Business Days prior to any removal of the Independent Manager of any such removal, and within five (5) Business Days after any resignation of the Independent Manager. USActive 55525956.20USActive 55525956.21 94 shall establish, maintain, contribute to, or have any liability (contingent or otherwise) with respect to any Plan. (g) Borrower LLC Agreement. The Borrower will not amend, modify, waive or terminate (i) any provision of the Borrower LLC Agreement if such amendment, modification, waiver or termination would result in a Default, Event of Default or Material Adverse Effect or (ii) any Special Purpose Provision, in each case without the prior written consent of the Administrative Agent. (h) Changes in Payment Instructions to Obligors. The Borrower will not make any change, or permit the Collateral Manager to make any change, in its instructions to Obligors regarding payments to be made with respect to the Collateral to the Collection Account, unless (x) the change in such instructions is to comply with the terms of the Transaction Documents or (y) the Administrative Agent has consented to such change. (i) Extension or Amendment of Collateral. The Borrower will not, except as otherwise permitted in Section 6.4(a), consent to the extension, amendment or other modification of the terms of any Loan without the prior written consent of the Administrative Agent. (j) Fiscal Year. The Borrower shall not change its fiscal year or method of accounting without providing the Administrative Agent with prior written notice (i) providing a detailed explanation of such changes and (ii) including a pro forma financial statements demonstrating the impact of such change. (k) Change of Control. The Borrower shall not enter into any transaction or agreement which results in a Change of Control. (l) Sole Ownership. The Borrower shall not have more than one (1) owner of its membership interests during the term of this Agreement. (m) Disregarded Entities. The Borrower shall not file any election or take any position to be other than a “disregarded entity” for U.S. tax purposes. (n) Restricted Payments. The Borrower shall not make any Restricted Payments other than (i) so long as no Event of Default or Default has occurred and is continuing or would result therefrom, (x) amounts on deposit in the Interest Collection Account that would have been distributed pursuant to Section 2.7(a)(9) on the immediately preceding Payment Date but for the existence of a Default, (y) amounts on deposit in the Principal Collection Account that would have been distributed pursuant to Section 2.7(b)(12) on the immediately preceding Payment Date but for the existence of a Default and (z) amounts on deposit in the Collection Account that would have been distributed pursuant to Section 2.8(98) on the immediately preceding Payment Date but for the existence of an Event of Default and (ii) amounts the Borrower receives in accordance with Section 2.7, Section 2.8 or any other provision of any Transaction Document which expressly requires or permits payments to be made to or amounts to be reimbursed to the Borrower. (o) Compliance with Sanctions. The Borrower shall not, and shall ensure that any Person directly or indirectly Controlling the Borrower, any Person directly or indirectly USActive 55525956.20USActive 55525956.21 98